EXHIBIT 4.1

NUMBER                                                                SHARES
[    ]                                                                [    ]

                                   IVG CORP.
                INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                 300,000,000 AUTHORIZED SHARES $.0001 PAR VALUE

                                                             CUSIP 45071A 10 6
                                                                SEE REVERSE
                                                         FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT  :

Is the owner of

    FULLY PAID AND NON-ASSESSABLE SHARES OF $.0001 PAR VALUE COMMON STOCK OF

                                   IVG CORP.

transferable only on the books of the Company in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and Registrar.

         IN WITNESS WHEREOF, the said Company has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Company.


Dated:

                               [SEAL OF IVG CORP.]

/s/ signature                                              /s/ Elorian Landers

   SECRETARY                                                PRESIDENT AND CEO



COUNTERSIGNED AND REGISTERED:
  Computershare Trust Company, Inc.
     P.O. Box 1596
     Denver, Colorado 80201

By: /s/ signature
   --------------------------------------------
Transfer Agent & Registrar Authorized Signature

                                   IVG CORP.

                TRANSFER FEE: $20.00 PER NEW CERTIFICATE ISSUED

The following abbreviation, when used in the inscription on the face of this certificante, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   - as tenants in common  UNIF GIFT MIN ACT - ________Custodian_______
                                                      (Cust)            (Minor)
                                                      under Uniform Gifts to Minors
TEN ENT   - as tenants by the entireties              Act _____________________
                                                               (State)
JT TEN    - as joint tenants with right of
            of survivorship and not as
            tenants in common

     Additional abbreviation may also be used though not in above list.
________________________________________________________________________________

For Value Received, ___________________- hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------
|                                     |
---------------------------------------

________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________ attorney-in-fact to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated __________________________

                                 _____________________________________________.


NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed:

________________________________________________________________________________
The signature(s) must be guaranteed by an eligle guarantor institution(Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership to an approved singature guarantee Medalion Program), pursuant to S.E.C. Rule 17Ad-15.